Exhibit 99.1

EzFill Announces Closing of Initial Public Offering and Full Exercise of Over-Allotment Option

MIAMI, FL, September 17, 2021 – EzFill Holdings, Inc. (“EzFill” or the “Company”), (NASDAQ: EZFL) an emerging leader in the fast-growing on-demand mobile fuel industry, today announced the closing of its initial public offering of 7,187,500 shares of common stock at a public offering price of $4.00 per share, including 937,500 shares sold upon full exercise of the underwriter’s option to purchase additional shares. The gross proceeds from the offering, including the over-allotment option shares, were $28,750,000, before deducting underwriting discounts, commissions and offering expenses.

The shares of common stock trade on the Nasdaq Capital Market under the ticker symbol “EZFL”.

The Company plans to use the net proceeds from the offering to gain additional market share in Florida, where it is currently the largest mobile on-demand fuel provider, and for national expansion, technology development, debt restructuring, and other general corporate and working capital expenses.

ThinkEquity acted as the sole book-running manager for the offering.

The registration statement on Form S-1 (File No. 333-256691) relating to the shares being sold in this offering has been filed with the U.S. Securities and Exchange Commission and became effective on September 14, 2021. A final prospectus related to the proposed offering has been filed and made available on the SEC’s website at https://www.sec.gov/. The offering is being made only by means of a prospectus. Electronic copies of the final prospectus may be obtained from ThinkEquity, 17 State Street, 22nd Floor, New York, New York 10004, by telephone at (877) 436-3673 and by email at prospectus@think-equity.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About EzFill

EzFill is a leading participant in the fast-growing mobile fuel industry, with the largest market share in its home state of Florida. Its mission is to disrupt the gas station fueling model by providing consumers and businesses with the convenience, safety, and touch-free benefits of on-demand fueling services brought directly to their locations. For commercial and specialty customers, at-site delivery during downtimes enables operators to begin their daily operations with fully fueled vehicles. For more information, please visit https://getyourezfill.com.

Forward Looking Statements

This press release contains “forward-looking statements” Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release

For further information, please contact:

Investor and Media Contact

KCSA Strategic Communications

Kathleen Heaney / Joshua Greenwald

EzFill@kcsa.com